VANGUARD
PENNSYLVANIA
TAX-FREE FUND

Semiannual Report
May 31, 1997


[PHOTO]

[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                   Summaries

                                       7


                                   Financial
                                   Statements

                                       8


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER


                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

During the first half of Vanguard Pennsylvania Tax-Free Fund's 1997 fiscal year, interest rates drifted unevenly upward as the surprising staying power of the U.S. economy continued to stoke fears of higher inflation. While the general rise in interest rates dampened municipal bond prices, interest income was sufficient to give bonds a marginally positive total return for the six months ended May 31, 1997. In this environment, the return of our Insured Long-Term Portfolio matched that of its average competitor, while the return of our Money Market Portfolio exceeded slightly that of its competitive fund group. The table below presents each Portfolio's six-month return as well as those of the average competing mutual fund.

         The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.26 per share on November 30, 1996, to $11.05 per share on May 31, 1997, adjusted for dividends totaling $0.30 per share from net investment income and a distribution of $0.064 from net realized capital gains.


---------------------------------------------------------------
                                             TOTAL RETURNS
                                            SIX MONTHS ENDED
                                              MAY 31, 1997
---------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO                       +1.4%
Average Pennsylvania
  Municipal Fund                                  +1.4
---------------------------------------------------------------
MONEY MARKET PORTFOLIO                            +1.7%
Average Pennsylvania Tax-Exempt
  Money Market Fund                               +1.6
---------------------------------------------------------------


         The Money Market Portfolio's net asset value remained at $1 per share. This, of course, is what we expect, although a stable share price is by no means guaranteed by us or by competing money market funds. The Portfolio's annualized yield on May 31 stood at 3.67%, up from 3.43% six months earlier.

THE PERIOD IN REVIEW

The half-year was marked by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. In the taxable bond market, yields moved steadily higher during the first four months of the period, only to retrace a few steps during the final two months as concerns about inflation eased somewhat.

         On balance, yields on longer-term U.S. Treasury securities ended the period higher than they started. The yield on the benchmark 30-year U.S. Treasury bond rose by 56 basis points (0.56 percentage point), from 6.35% on November 30, 1996, to 6.91% on May 31, 1997. The yield on the 90-day U.S. Treasury bill dipped slightly on balance, ending the period at 4.94%, down from 5.13% six months earlier, as the issuance of new T-bills declined significantly.

         Municipal bonds withstood the interest rate increase better than their taxable counterparts, thanks in part to a reduced supply of new issues during the period. The yield on long-term municipal bonds edged up on balance from 5.45% to 5.55%. At the short end of the spectrum, yields on top-grade (MIG-1) municipal notes rose on balance from 3.55% at the end of November 1996 to 3.70% on May 31, 1997.

         The +1.7% return of our Money Market Portfolio was slightly above the +1.6% return of the average Pennsylvania tax-exempt money market mutual fund, an advantage largely explained by our lower expenses.

         The +1.4% total return of the Long-Term Portfolio during the half-year consisted of a +2.7% income return and a capital decline of -1.3%, reflecting bond price declines engendered by the modest increase in interest rates. This return matched that of the average Pennsylvania municipal bond fund, but fell behind the +1.7% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, outside the "real world" of operating expenses and transaction costs.

         Though recent history shows the harm that rising interest rates can inflict on long-term bonds, the extended view reminds us that falling interest rates periodically have the opposite effect. In the end, these changes amount over time to little more than "noise," leaving the rate of interest income as the main source of our long-term returns.

         Over these longer periods, our Portfolios are aided by our disciplined management approach, as well as by our low expenses--durable advantages for our shareholders that we expect to continue. The expense ratio (expenses as a percentage of average net assets) for each of our Portfolios was 0.19% in fiscal 1996, compared with 1.04% charged by the average Pennsylvania long-term state tax-free fund, and 0.57% for the average Pennsylvania money market state tax-exempt fund.

         In our Insured Long-Term Portfolio, this cost advantage allows us to offer a portfolio of bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default--insurance that obviously comes at a cost--while providing returns that are fully competitive with those of uninsured municipal bond portfolios. Though our expense ratio advantage did not carry the day for the Insured Long-Term Portfolio during the brief semiannual period, it is certainly a factor in the Portfolio's longer-term advantage over its peers (+7.7% versus +7.5% over the past twelve months, and an annualized +8.6% return versus an annualized +8.0% for competing funds over the past ten years).

IN SUMMARY

It's worth noting that the mediocre performance of the U.S. bond market over the past six months stands in stark contrast to that of the U.S. stock market, which continued to steam ahead, gaining +13.1% (as measured by the Standard & Poor's 500 Composite Stock Price Index).

         While it may be difficult for bond investors to watch the big gap between the recent returns of stocks and bonds, it is exactly this lack of correlation between the asset classes that makes the creation and maintenance of a balanced investment program of stock funds, bond funds, and money market funds a prudent move for mutual fund investors. As that gap narrows--or opens in favor of bonds over stocks, as it will from time to time--the true value of a balanced program will be evident.




/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

JOHN C. BOGLE                                      JOHN J. BRENNAN
Chairman of the Board                              President

June 13, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

         Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

-------------------------------------------------------------------------------------
                                                          TOTAL RETURNS
                                                    PERIODS ENDED MAY 31, 1997
                                              ---------------------------------------
                                              6 MONTHS         1 YEAR       5 YEARS*
-------------------------------------------------------------------------------------
EQUITY
     S&P 500 Index                              13.1%          29.4%          18.4%
     Russell 2000 Index                          8.4            7.0           15.8
     MSCI-EAFE Index                             4.2            7.9           10.9
-------------------------------------------------------------------------------------
FIXED-INCOME
     Lehman Aggregate Bond Index                 0.9%           8.3%           7.2%
     Lehman 10-Year Municipal
       Bond Index                                1.7            8.2            7.5
     Salomon 90-Day U.S. Treasury Bills          2.6            5.3            4.5
-------------------------------------------------------------------------------------
OTHER
     Consumer Price Index                        0.9%           2.2%           2.8%
-------------------------------------------------------------------------------------

*Average annual.

         The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

         Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

         Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

         The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

         Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

Yields on tax-exempt securities rose slightly during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard Pennsylvania Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Stronger than expected economic growth and concerns over inflation led to a rise in interest rates during the half-year. In March, the Federal Reserve Board responded by increasing the federal funds rate a quarter-point to 5.50%. Yields on the benchmark 30-year U.S. Treasury bond rose 0.56 percentage point to 6.91% during the six months, while yields on long-term, high-quality municipal bonds increased a mere 0.10 percentage point to 5.55%.

         The magnitude of the rise in rates was partially mitigated by strong investor demand and reduced supply in the municipal market. Consequently, yields of long-term, high-grade tax-exempt bonds rose less in relation to yields on U.S. Treasury bonds, from a ratio of 86% last November 30 to 80% on May 31. While the lack of supply helped the performance of municipal bonds relative to Treasuries, it also resulted in a compression of the yield differentials between higher- and lower-quality municipal securities. Over the short term, such an environment is often advantageous to the price performance of mutual funds holding lower-quality bonds. In contrast, Vanguard's state tax-free Portfolios are insured and adhere to significantly higher quality standards than the typical mutual fund. Nonetheless, the Portfolios provided returns competitive with those of lower-quality competitors.

         During the first fiscal half, we pursued two strategies to maximize tax-exempt income and minimize risk. First, we lowered the effective maturities of the Portfolios, which reduced their exposure to rising interest rates and preserved principal. This was accomplished by offsetting our market exposure through hedges in (i.e., sales of) Treasury futures contracts, while maintaining our holdings of municipal bonds. Second, we overweighted our holdings of intermediate-term bonds with maturities of 10-20 years. Intermediate bonds currently offer the best relative value because they generate 95% of the yield of long-term municipal bonds while providing less price volatility. In combination, these strategies enabled us to reduce our exposure to interest rate changes, maintain a high tax-exempt dividend stream, and capitalize on the relative outperformance of municipal bonds.

         Vanguard's investment objective is to provide consistent above-average performance relative to our competitors. We accomplish this by combining a disciplined management approach with a low expense ratio. Over the long term, we believe this philosophy will continue to produce superior performance and a durable tax-exempt dividend for our shareholders.

THE MONEY MARKET PORTFOLIO

In response to the Federal Reserve's tightening of monetary policy, yields on municipal notes and U.S. Treasury bills moved higher during the first half of the fiscal year. Yields on one-year municipal notes ended the period 32 basis points (0.32 percentage point) higher, at 3.90%,


INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in Pennsylvania.

while one-year Treasury bill yields rose 42 basis points to 5.77%. Due to the continued strength in the U.S. economy and the Fed's response, our Money Market Portfolio adopted a more defensive posture by shortening its average maturity. Shortening the Portfolio's maturity acts to lessen its interest rate risk.

         In addition to the Federal Reserve's activity, two other issues had a significant impact on the short-term securities market.

         The first was the proposal by the Securities and Exchange Commission
(SEC) of a series of technical amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market funds. The SEC's proposed changes were designed to tighten the regulations pertaining to money market funds and improve the likelihood that the funds would maintain a stable net asset value. In light of these technical amendments and the SEC's desire to incorporate comments from market participants, compliance with the revised rule, adopted by the SEC in March 1996, has been suspended until at least the summer or fall of 1997. Some competing funds that operate with lower quality standards than ours may need to alter their management policies. However, the Vanguard tax-exempt money market portfolios have always been managed in a conservative, quality-oriented manner. Therefore we anticipate minimal impact when the regulations finally take effect.

         The second issue was the unusual volume of redemptions industrywide during tax season. The seasonal outflow of portfolio assets is the result of shareholders' paying personal income taxes from money market accounts. According to IBC Donoghue's Money Fund Report, during the just-completed tax season, tax-exempt money market funds lost 7.5% of assets to redemptions, compared with only a 4% decline for the same period in 1996. As further evidence of the magnitude of tax payments this year, the U.S. Treasury garnered a record $211 billion through April, a 13% increase over the same period last year. As market participants sold securities to fund shareholder redemptions, the result was a temporary overabundance of supply in the short-term market. This excess in turn caused a spike up in yields during late April and much of May. We used this rise in yields as an opportunity to selectively purchase securities--choosing those with maturity dates other than early July, when a seasonal lack of supply is expected to push yields down. Additionally, we further diversified and enhanced overall portfolio quality.

         The second half of the fiscal year will require investors to remain vigilant. Market participants will be asked to comply with new, more stringent regulations and will face the prospect of further hikes in the federal funds rate by the Federal Reserve Board.

Ian A. MacKinnon, Senior Vice President
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 11, 1997

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1997
-----------------------------------------------------------------
                 INSURED LONG-TERM PORTFOLIO             LEHMAN*
FISCAL      CAPITAL         INCOME         TOTAL          TOTAL
YEAR        RETURN          RETURN         RETURN        RETURN
-----------------------------------------------------------------
1986          3.0%           4.7%           7.7%           8.1%
1987         -9.9            6.6           -3.3           -0.2
1988          4.5            7.5           12.0           10.6
1989          4.7            7.5           12.2           11.0
1990          0.3            7.0            7.3            7.7
1991          2.8            6.9            9.7           10.3
1992          5.0            6.7           11.7           10.0
1993          5.8            6.1           11.9           11.1
1994        -10.7            5.3           -5.4           -5.2
1995         12.0            6.5           18.5           18.9
1996          0.2            5.6            5.8            5.9
1997**       -1.3            2.7            1.4            1.7
-----------------------------------------------------------------

*Lehman Municipal Bond Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.


MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: JUNE 13, 1988-MAY 31, 1997
-----------------------------------------------------------------
                    MONEY MARKET PORTFOLIO               AVERAGE
                                                          FUND*
FISCAL       CAPITAL        INCOME          TOTAL         TOTAL
YEAR         RETURN         RETURN         RETURN        RETURN
-----------------------------------------------------------------
1988          0.0%           2.5%           2.5%           2.5%
1989          0.0            6.4            6.4            6.4
1990          0.0            5.9            5.9            5.4
1991          0.0            4.6            4.6            4.6
1992          0.0            3.0            3.0            2.9
1993          0.0            2.4            2.4            2.2
1994          0.0            2.6            2.6            2.4
1995          0.0            3.7            3.7            3.5
1996          0.0            3.4            3.4            3.1
1997**        0.0            1.7            1.7            1.6
-----------------------------------------------------------------

 *Average Pennsylvania Tax-Exempt Money Market Fund.

**Six months ended May 31, 1997.

See Financial Highlights table on page 19 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        10 YEARS
                                     INCEPTION                                            ---------------------------------------
                                       DATE               1 YEAR         5 YEARS          CAPITAL        INCOME          TOTAL
----------------------------------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio            4/7/86              5.34%           7.42%           0.97%           6.49%         7.46%
Money Market Portfolio                6/13/88              3.32            2.99            0.00**          4.02**        4.02**
----------------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

[PHOTO]

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                              COUPON          DATE                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (90.0%)
Allegheny County PA GO                                                    0.00%        5/1/03 (2)           $12,315     $   9,220
Allegheny County PA GO                                                    5.00%       10/1/08 (3)             5,955         5,904
Allegheny County PA GO                                                    5.10%       10/1/09 (3)             1,760         1,744
Allegheny County PA GO                                                    5.15%       10/1/10 (3)             6,570         6,475
Allegheny County PA GO                                                    6.00%        5/1/10 (2)             3,030         3,157
Allegheny County PA GO                                                    6.00%        5/1/12 (2)             3,000         3,101
Allegheny County PA Hosp. Dev. Auth. (Magee Women's Hosp.)                6.00%       10/1/10 (3)             4,235         4,545
Allegheny County PA Hosp. Dev. Auth. (Mercy Hosp.)                        6.75%        4/1/21 (2)             4,500         4,918
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)          6.00%       11/1/12 (1)             3,000         3,069
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)         7.125%        7/1/99 (1)(Prere.)     6,835         7,338
Allegheny County PA Hosp. Dev. Auth. (Presbyterian Univ. Health)          7.60%        3/1/98 (1)(Prere.)     5,000         5,238
Allegheny County PA Hosp. Dev. Auth. (Univ. of Pittsburgh)                5.60%        4/1/17 (1)             2,000         1,994
Allegheny County PA Hosp. Dev. Auth. VRDO
  (Children's Hosp.-Pittsburgh)                                           3.80%        6/5/97 (1)             4,900         4,900
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)     3.90%        6/5/97 (1)            10,760        10,760
Allegheny County PA Port Auth.                                            4.50%        3/1/98 (2)             6,000         6,033
Allegheny County PA Sanitation Auth.                                      5.50%       12/1/13 (3)            19,000        19,019
Allegheny County PA Sanitation Auth.                                      5.50%       12/1/16 (3)            23,665        23,058
Allegheny County PA Sanitation Auth.                                      6.25%       12/1/14 (1)             9,660        10,294
Allegheny County PA Sanitation Auth.                                      6.50%       12/1/11 (3)             8,000         8,525
Altoona City PA Auth.                                                     6.50%       11/1/19 (3)            20,000        21,599
Beaver County PA IDA (Ohio Edison)                                        7.00%        6/1/21 (3)            22,715        24,639
Beaver County PA IDA (Ohio Edison)                                        7.10%        6/1/18 (3)             5,000         5,381
Berks County PA GO                                                        0.00%      11/15/13 (3)             7,250         2,889
Berks County PA GO                                                        0.00%      11/15/14 (3)             8,615         3,235
Berks County PA GO                                                        0.00%      11/15/15 (3)             6,250         2,207
Berks County PA GO                                                        5.75%      11/15/12 (3)             7,750         7,844
Berks County PA Hosp. Rev. (Reading Hosp.)                                5.70%       10/1/14 (1)             4,500         4,591

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
                                                                         COUPON          DATE                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Berks County PA Hosp. Rev. (Reading Hosp.)                                6.10%       10/1/23 (1)           $16,500       $16,911
Blair County PA Hosp. Auth. (Altoona Hosp.)                               6.50%        7/1/22 (2)             8,500         9,115
Boyertown PA Area School Dist.                                            6.10%        3/1/15 (2)             6,000         6,149
Butler County PA GO                                                       6.00%       7/15/12 (3)             5,185         5,320
Center City Philadelphia PA Business Improvement                          5.50%       12/1/15 (2)             6,955         6,955
Center Township PA Sewer Auth.                                            5.50%       4/15/11 (1)             2,375         2,394
Central Dauphin PA School Dist. GO                                        0.00%        6/1/04 (2)             4,800         3,385
Central Greene PA School Dist.                                            6.50%       8/15/04 (1)(Prere.)     5,500         6,110
Chester County PA Health & Educ. (Chester County Hosp.)                  5.875%        7/1/16 (1)             5,870         5,948
Coatesville PA School Dist. GO                                            5.75%        4/1/15 (4)            10,080        10,307
Cornwall Lebanon PA Suburban Joint School Dist.                          5.875%        3/1/14 (3)             5,635         5,733
Cornwall Lebanon PA Suburban Joint School Dist.                           5.90%        3/1/11 (3)             3,270         3,379
Corry PA Area School Dist. GO                                             5.50%      12/15/10 (1)             4,000         4,045
Dauphin County PA General Auth. (West Pennsylvania Hosp.)                 5.50%        7/1/13 (1)             5,000         4,942
Dauphin County PA Hosp. Auth. (Harrisburg Hosp.)                         8.125%        7/1/07 (1)             3,000         3,071
Delaware County PA Auth. College Rev. (Haverford College)                 5.40%      11/15/13 (1)             1,750         1,727
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)           5.50%       8/15/13 (1)            12,000        11,961
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)           5.50%       8/15/19 (1)             5,000         4,820
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)          7.125%       8/15/99 (1)(Prere.)     5,160         5,555
Delaware County PA Hosp. Auth. (Delaware County Memorial Hosp.)           7.20%       8/15/99 (1)(Prere.)     8,000         8,625
Delaware River Joint Toll Bridge Comm. PA & NJ                            6.00%        7/1/18 (3)             3,040         3,093
Delaware River Port Auth. PA & NJ                                         5.50%        1/1/26 (3)            21,450        20,995
Delaware River Port Auth. PA & NJ                                         6.50%        1/1/09 (2)             4,500         4,644
Delaware River Port Auth. PA & NJ                                        7.375%        1/1/07 (2)            13,500        14,332
Dover Township PA Sewer Auth.                                             5.50%       11/1/17 (1)             2,235         2,203
Dover Township PA Sewer Auth.                                             5.55%       11/1/22 (1)             4,000         3,930
Erie County PA Hosp. Auth. (St. Vincent Health Care)                     6.125%        7/1/13 (1)             3,900         4,052
Fort LeBoeuf PA School Dist. GO                                           5.80%        1/1/13 (1)             5,500         5,584
Garnet Valley PA School Dist. GO                                          5.70%        4/1/11 (2)             3,000         3,048
Greensburg Salem PA School Dist. GO                                       6.45%       9/15/18 (1)             7,500         7,858
Haverford Township PA School Dist.                                        6.25%        6/1/04 (3)(Prere.)    11,500        12,489
Hazleton PA Area School Dist.                                             5.75%        3/1/13 (3)            11,875        12,074
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)             6.60%       4/15/10 (1)             4,940         5,295
Lancaster PA Higher Educ. Auth. (Franklin & Marshall College)             6.70%       4/15/12 (1)             4,000         4,296
Lancaster PA School Dist. GO                                             5.375%       2/15/17 (3)             5,590         5,428
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)       5.625%        7/1/25 (1)            10,000         9,758
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)        5.70%        7/1/10 (1)             3,905         3,989
Lehigh County PA General Purpose Hosp. Auth. (Lehigh Valley Hosp.)        7.00%        7/1/16 (1)             4,415         5,191
Lehigh County PA GO                                                       6.00%      10/15/99 (2)(Prere.)     1,000         1,038
Lewisburg PA Area School Dist. GO                                         6.20%        6/1/02 (1)(Prere.)     3,500         3,743
Lewisburg PA Area School Dist. GO                                         6.25%        6/1/02 (1)(Prere.)     3,685         3,949
Ligonier Valley PA School Dist. GO                                        6.00%        3/1/19 (1)             6,000         6,126
Lycoming County PA College Auth. (PA College of Technology)               5.40%       11/1/08 (2)             6,000         6,072
Manheim PA Central School Dist. GO                                        6.85%        3/1/08 (3)             2,705         2,897
Mars PA Area School Dist. GO                                              6.25%        9/1/04 (3)(Prere.)     4,000         4,354
Montgomery County PA Higher Educ. & Health Auth.
  (Abington Memorial Hosp.)                                               6.00%        6/1/22 (2)            10,160        10,321
Montgomery County PA Higher Educ. & Health Auth.
  (Abington Memorial Hosp.)                                               6.10%        6/1/12 (2)             5,000         5,193
Montgomery County PA IDA PCR (PECO)                                       6.70%       12/1/21 (1)            12,000        12,996
Mount Lebanon PA Hosp. Dev. Auth. (St. Clair Memorial Hosp.)              6.25%        7/1/06 (3)             9,250        10,121
Nazareth PA School Dist.                                                  5.50%      11/15/15 (2)             1,500         1,500
Neshaminy PA School Dist. GO                                              6.30%       2/15/13 (3)            10,000        10,472
North Hills PA School Dist. GO                                            5.25%      11/15/17 (3)             7,440         7,151
North Penn PA Water Auth.                                                6.125%       11/1/10 (3)             5,140         5,369
North Wales PA Water Auth.                                                5.25%       11/1/19 (3)            12,350        11,711
North Wales PA Water Auth.                                               6.125%       11/1/12 (3)             3,000         3,100
North Wales PA Water Auth.                                               6.125%       11/1/22 (3)             8,300         8,497
North Wales PA Water Auth.                                                6.25%       11/1/14 (3)             2,300         2,431
Northampton County PA Higher Educ. Auth. (Lehigh Univ.)                   7.10%      11/15/09 (1)             7,035         7,580
Northampton County PA Hosp. Auth. (Easton Hosp.)                          6.25%        1/1/19 (1)            10,000        10,417

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                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                              COUPON          DATE                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Northampton County PA Hosp. Auth. (Easton Hosp.)                         7.875%        1/1/19 (5)          $    285      $    304
Northampton County PA IDA PCR (Central Metro Edison)                      6.10%       7/15/21 (1)             4,410         4,575
Northeastern PA Hosp. & Educ. Health (Wyoming Valley Health)              5.25%        1/1/16 (2)             6,560         6,260
Northeastern PA Hosp. & Educ. Health (Wyoming Valley Health)              5.25%        1/1/26 (2)             5,350         5,019
Northumberland County PA Commonwealth Lease                               6.25%      10/15/01 (1)(Prere.)    13,600        14,501
Penn Hills PA GO                                                          5.80%       12/1/02 (2)(Prere.)    11,735        12,395
Penn Trafford PA School Dist. GO                                          5.85%        5/1/14 (1)             2,435         2,475
Pennsylvania Convention Center Auth.                                      0.00%        9/1/04 (3)(ETM)        5,000         3,502
Pennsylvania Convention Center Auth.                                      6.00%        9/1/19 (3)(ETM)       12,600        13,221
Pennsylvania Convention Center Auth.                                      6.70%        9/1/16 (3)(ETM)       19,150        21,436
Pennsylvania GO                                                           5.25%       5/15/98 (3)             8,200         8,310
Pennsylvania GO                                                          5.375%       5/15/10 (3)            13,800        13,888
Pennsylvania GO                                                          5.375%       5/15/12 (3)            16,570        16,527
Pennsylvania Higher Educ. Auth.
  (Allegheny Delaware Valley Obligated Group)                             5.50%      11/15/08 (1)             2,000         2,044
Pennsylvania Higher Educ. Auth.
  (Allegheny Delaware Valley Obligated Group)                            5.875%      11/15/16 (1)            20,000        20,358
Pennsylvania Higher Educ. Auth.
(Allegheny Delaware Valley Obligated Group)                              5.875%      11/15/21 (1)             9,545         9,652
Pennsylvania Higher Educ. Auth. (Bryn Mawr College)                      5.625%       12/1/14 (1)             2,200         2,222
Pennsylvania Higher Educ. Auth. (College and Univ. Rev.)                  7.20%        1/1/04 (2)             2,165         2,171
Pennsylvania Higher Educ. Auth. (State System)                           5.375%       6/15/18 (2)             7,850         7,502
Pennsylvania Higher Educ. Auth. (Temple Univ.)                            6.50%        4/1/21 (1)             6,000         6,429
Pennsylvania Intergovernmental Cooperative Auth.                          5.00%       6/15/98 (3)            21,000        21,241
Pennsylvania Intergovernmental Cooperative Auth.                          5.00%       6/15/22 (1)             9,500         8,549
Pennsylvania Intergovernmental Cooperative Auth.                          5.40%       6/15/09 (3)             2,700         2,730
Pennsylvania Intergovernmental Cooperative Auth.                          5.50%       6/15/10 (3)             3,700         3,739
Pennsylvania Intergovernmental Cooperative Auth.                         5.625%       6/15/13 (3)             2,605         2,630
Pennsylvania Intergovernmental Cooperative Auth.                          6.75%       6/15/05 (3)(Prere.)    23,050        25,953
Pennsylvania Intergovernmental Cooperative Auth.                          7.00%       6/15/05 (3)(Prere.)     2,250         2,571
Pennsylvania Turnpike Comm.                                               5.50%       12/1/17 (3)-           16,000        15,597
Pennsylvania Turnpike Comm.                                               5.75%       12/1/12 (2)            10,000        10,189
Pennsylvania Turnpike Comm.                                               6.00%        6/1/15 (1)            28,800        29,454
Pennsylvania Turnpike Comm.                                               6.05%        6/1/98 (1)             1,000         1,022
Pennsylvania Turnpike Comm.                                               6.25%        6/1/11 (2)            14,390        15,093
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                        6.00%       12/1/19 (2)             7,450         7,656
Philadelphia PA Airport Rev.                                             9.875%       6/15/06 (1)             2,215         2,226
Philadelphia PA Gas Works                                                 6.00%       5/15/12 (2)            14,250        14,580
Philadelphia PA Gas Works                                                 6.75%        1/1/15 (2)            13,930        14,664
Philadelphia PA Gas Works                                                 7.25%        1/1/10 (2)            10,085        10,691
Philadelphia PA GO                                                        5.00%       5/15/20 (1)            12,650        11,615
Philadelphia PA GO                                                        6.00%      11/15/10 (3)             2,810         2,944
Philadelphia PA GO                                                        6.00%      11/15/11 (3)             3,025         3,156
Philadelphia PA GO                                                        6.00%      11/15/12 (3)             3,355         3,487
Philadelphia PA GO                                                        6.00%      11/15/13 (3)             1,885         1,952
Philadelphia PA Municipal Auth. Lease Rev.                                5.55%      11/15/08 (3)             3,040         3,131
Philadelphia PA Municipal Auth. Lease Rev.                                5.60%      11/15/09 (3)             2,100         2,153
Philadelphia PA Municipal Auth. Lease Rev.                                5.60%      11/15/10 (3)             6,755         6,878
Philadelphia PA Municipal Auth. Lease Rev.                                7.10%      11/15/05 (1)             3,000         3,337
Philadelphia PA Parking Auth. Rev.                                        5.40%        9/1/11 (2)             4,520         4,509
Philadelphia PA Parking Auth. Rev.                                        5.40%        9/1/12 (2)             5,990         5,945
Philadelphia PA Parking Auth. Rev.                                        5.40%        9/1/15 (2)             6,350         6,235
Philadelphia PA Parking Auth. Rev.                                        5.50%        9/1/18 (2)             3,750         3,681
Philadelphia PA Parking Auth. Rev.                                       7.375%        9/1/18 (2)            12,065        12,787
Philadelphia PA School Dist. GO                                           0.00%        7/1/01 (2)            11,750         9,699
Philadelphia PA School Dist. GO                                           5.50%        9/1/15 (2)             5,000         4,948
Philadelphia PA School Dist. GO                                           5.50%        9/1/18 (2)             4,000         3,916
Philadelphia PA School Dist. GO                                           5.85%        7/1/09 (1)             1,500         1,560
Philadelphia PA Water & Waste Water Rev.                                  5.00%       6/15/16 (4)             6,000         5,509
Philadelphia PA Water & Waste Water Rev.                                  5.50%        8/1/14 (1)            12,900        12,828
Philadelphia PA Water & Waste Water Rev.                                  5.60%        8/1/18 (1)             5,920         5,862

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                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
                                                                         COUPON          DATE                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Water & Waste Water Rev.                                  6.25%        8/1/11 (1)            $3,750    $    4,109
Philadelphia PA Water & Waste Water Rev.                                  7.00%       6/15/10 (3)            33,865        39,305
Philadelphia PA Water & Waste Water Rev.                                  7.00%       6/15/11 (3)            35,685        41,523
Pine Richland School Dist. PA                                             5.50%        9/1/19 (4)             3,430         3,382
Pittsburgh PA GO                                                          5.20%        9/1/06 (2)             1,175         1,192
Pittsburgh PA GO                                                          5.30%        9/1/07 (2)             1,000         1,020
Pittsburgh PA GO                                                          5.50%        9/1/14 (2)            10,500        10,546
Pittsburgh PA GO                                                          6.00%        3/1/06 (1)            19,485        20,851
Pittsburgh PA GO                                                          6.00%        3/1/07 (1)            14,720        15,785
Pittsburgh PA GO                                                          6.25%        9/1/16 (1)            11,030        11,539
Pittsburgh PA Public Parking Auth.                                       5.875%       12/1/12 (3)             8,200         8,400
Pittsburgh PA Water & Sewer System                                        5.00%        9/1/23 (3)             3,700         3,321
Pittsburgh PA Water & Sewer System                                        7.25%        9/1/14 (3)(ETM)       25,210        29,774
Pittsburgh PA Water & Sewer System                                       7.625%        9/1/04 (3)(ETM)        5,370         6,159
Pocono Mountain PA School Dist. GO                                        5.75%       10/1/09 (2)             6,000         6,152
Reading PA GO                                                            5.875%      11/15/12 (2)            18,000        18,378
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)            7.00%        7/1/09 (5)             1,000         1,062
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)            7.00%        7/1/13 (5)             5,050         5,363
St. Mary's Hosp. Auth. Langhorne PA (Franciscan Health System)            7.00%       6/15/15 (5)             1,770         1,878
Sayre PA Health Care Fac. Auth. (Guthrie Health Care System)              7.00%        3/1/11 (2)             2,000         2,160
Sayre PA Health Care Fac. Auth. VRDO
  (VHA of Pennsylvania Pooled Capital Asset Finance Program)              3.85%        6/4/97 (2)            25,545        25,545
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)             5.625%        1/1/16 (1)             5,490         5,492
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)              5.70%        1/1/23 (1)             9,205         9,119
Seneca PA Valley School Dist. GO                                          5.50%        7/1/14 (3)             9,965         9,932
Seneca PA Valley School Dist. GO                                          5.75%        7/1/10 (3)             4,000         4,088
Souderton PA Area School Dist. GO                                         7.00%        9/1/12 (2)             2,200         2,261
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                       5.625%        7/1/10 (6)-            2,300         2,363
South Fork PA Hosp. Auth. (Conemaugh Valley Hosp.)                        5.75%        7/1/18 (6)             7,000         7,077
Spring-Ford PA Area School Dist. GO                                       6.50%        2/1/18 (2)             8,260         8,980
Univ. of Pittsburgh PA                                                    5.25%        6/1/17 (3)             6,995         6,727
Univ. of Pittsburgh PA                                                   6.125%        6/1/21 (1)            38,570        39,707
Univ. of Pittsburgh PA                                                    6.25%        6/1/12 (1)             4,250         4,499
Washington County PA Hosp. Auth. (Shadyside Hosp.)                       5.875%      12/15/09 (2)            22,000        22,770
Washington County PA Hosp. Auth. (Washington Hosp.)                       6.75%        7/1/12 (2)            10,000        10,663
West Allegheny PA School Dist.                                            6.25%        2/1/14 (2)             6,155         6,430
West Jefferson Hills PA School Dist. GO                                   5.90%        8/1/10 (3)             3,160         3,243
West Jefferson Hills PA School Dist. GO                                   5.95%        8/1/14 (3)             7,180         7,306
West Mifflin PA School Dist. GO                                           5.35%       2/15/09 (3)             1,555         1,568
West Mifflin PA School Dist. GO                                          5.625%       2/15/15 (3)             7,000         7,047
Westmoreland County PA Auth.                                             6.125%        7/1/17 (1)(ETM)        8,205         8,715
York County PA Southwestern School Dist. GO                               6.40%       6/15/02 (3)(Prere.)     3,825         4,187
                                                                                                                       -----------
                                                                                                                        1,508,552
                                                                                                                       -----------
PORTFOLIO INSURED (0.1%)
Allegheny County PA Hosp. Dev. Auth. (St. Margaret's Hosp.)               9.80%        7/1/97 (Prere.)        1,500         1,507
                                                                                                                       -----------

NONINSURED (8.3%)
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)         3.75%        6/5/97 LOC             5,900         5,900
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)       3.90%        6/4/97 LOC             5,600         5,600
Delaware County PA Hosp. Auth. VRDO (Crozier-Chester Medical Center)      4.04%        6/4/97 LOC             2,000         2,000
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                    4.05%        6/3/97                 4,600         4,600
Delaware County PA IDA PCR VRDO (PECO)                                    3.95%        6/3/97 LOC             8,725         8,725
Emmaus PA General Auth. Local Rev. VRDO
  (Hatboro-Horsham School Dist.)                                          3.95%        6/4/97 LOC               100           100
Geisinger Health System Auth. of PA VRDO (Geisinger Health System)        4.05%        6/3/97                 7,300         7,300
Pennsylvania GO                                                           4.75%       6/15/97                 1,750         1,751
Pennsylvania Higher Educ. Fac. Auth.
  (Univ. of Pennsylvania Health System Obligated Group)                   5.75%        1/1/12                 6,000         6,124
Pennsylvania Higher Educ. Fac. Auth. (Univ. of Pennsylvania Health
  System Obligated Group)                                                 5.75%        1/1/22                12,415        12,444

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                                                                                                               FACE        MARKET
                                                                                     MATURITY                AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                              COUPON          DATE                 (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Higher Educ. Fac. Auth.
  (Univ. of Pennsylvania Health System Obligated Group)                  5.875%        1/1/15               $ 1,800       $ 1,836
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)         4.05%        6/3/97                 1,400         1,400
Pennsylvania Higher Educ. Fac. Auth. VRDO (Temple Univ.)                  4.05%        6/3/97 LOC               500           500
Pennsylvania Higher Educ. Fac. Auth. VRDO
  (Univ. of Pennsylvania Health System Obligated Group)                   3.80%        6/4/97                22,700        22,700
Pennsylvania Housing Single Family Mortgage Finance Agency                6.90%        4/1/17                 6,210         6,526
Pennsylvania Housing Single Family Mortgage Finance Agency                7.55%        4/1/16                 3,635         3,847
Pennsylvania TAN                                                          4.50%       6/30/97                15,000        15,006
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Children's Hosp. of Philadelphia)                                      4.05%        6/3/97                20,850        20,850
Philadelphia PA TRAN                                                      4.50%       6/30/97                 5,000         5,001
Swarthmore Borough PA Auth. College Rev.                                 7.375%       9/15/18                 2,200         2,312
Univ. of Pittsburgh PA Higher Educ. VRDO                                  3.75%        6/5/97 LOC             2,100         2,100
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                          3.55%        6/4/97 LOC             1,300         1,300
Puerto Rico Highway & Transp. Auth. VRDO                                  3.55%        6/4/97 LOC             1,100         1,100
                                                                                                                       -----------
                                                                                                                          139,022
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,576,011)                                                                                                     1,649,081
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                       30,875
Liabilities                                                                                                                (4,695)
                                                                                                                       -----------
                                                                                                                           26,180
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------------
Applicable to 151,646,331 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                              $1,675,261
==================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                  $11.05
==================================================================================================================================

*See Note A in Notes to Financial Statements.

-Securities with an aggregate value of $3,956,000 have been segregated as initial margin for open futures contracts.

For explanations of abbreviations and other references, see page 15.

----------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT           PER
                                                                                                               (000)        SHARE
----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $1,603,685        $10.58
Undistributed Net Investment Income                                                                              --            --
Overdistributed Net Realized Gains                                                                           (1,295)         (.01)
Unrealized Appreciation (Depreciation)--Note E
  Investment Securities                                                                                      73,070           .48
  Futures Contracts                                                                                            (199)           --
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $1,675,261        $11.05
==================================================================================================================================

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                                                                                                               FACE         MARKET
                                                                                     MATURITY                AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                                                   COUPON          DATE                 (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
-----------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA GO VRDO                                               3.90%        6/5/97            $    4,800   $      4,800
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)         3.75%        6/5/97 LOC            24,920         24,920
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)         3.85%        6/5/97 LOC             5,810          5,810
Allegheny County PA Hosp. Dev. Auth. CP (Health Center Dev.)              3.75%       8/13/97 LOC             6,800          6,800
Allegheny County PA Hosp. Dev. Auth. VRDO                                 3.90%        6/4/97                   650            650
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny Hosp.)               3.90%        6/4/97 LOC             5,200          5,200
Allegheny County PA Hosp. Dev. Auth. VRDO (Allegheny General Hosp.)       3.90%        6/4/97 LOC            19,100         19,100
Allegheny County PA Hosp. Dev. Auth. VRDO
  (Children's Hosp.-Pittsburgh)                                           3.80%        6/5/97                 2,000          2,000
Allegheny County PA Hosp. Dev. Auth. VRDO
  (Children's Hosp.-Pittsburgh)                                           3.80%        6/5/97 (1)            15,350         15,350
Allegheny County PA Hosp. Dev. Auth. VRDO (Health & Educ. Research)       3.90%        6/4/97 LOC            15,700         15,700
Allegheny County PA Hosp. Dev. Auth. VRDO (South Hills Health System)     3.85%        6/4/97 LOC             8,400          8,400
Allegheny County PA PCR PUT (Duquesne Light Co.)                          3.70%        2/5/98 LOC             5,000          5,000
Allegheny County PA TRAN                                                  4.00%        8/4/97                42,000         42,033
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.70%       7/21/97 LOC             8,400          8,400
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.70%       7/29/97 LOC             4,000          4,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.70%       8/13/97 LOC            13,000         13,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.85%       8/21/97 LOC             3,000          3,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.90%       7/18/97 LOC            17,950         17,950
Berks County PA Higher Educ. Auth. (PA Pooled Finance Program)            6.70%        9/1/97 (Prere.)        1,675          1,688
Berks County PA Higher Educ. Auth. (PA Pooled Finance Program)            7.00%        9/1/97 (Prere.)        5,000          5,042
Berks County PA IDA CP (Citizens Utility Co.)                             3.70%       7/25/97                 4,200          4,200
Cumberland County PA Municipal Auth. PUT (Dickinson College)              4.25%       11/3/97 LOC            13,310         13,390
Dauphin County PA General Auth. Hosp. Rev. VRDO
  (Reading Hosp. & Medical Center)                                        3.85%        6/4/97                12,800         12,800
Delaware County PA IDA Airport Fac. Rev. VRDO (United Parcel Service)     3.95%        6/3/97                65,900         65,900
Delaware County PA IDA PCR VRDO CP (PECO)                                 3.65%       7/23/97 (3)             2,200          2,200
Delaware County PA IDA PCR VRDO CP (PECO)                                 3.65%       7/30/97 (3)             5,000          5,000
Delaware County PA IDA PCR VRDO CP (PECO)                                 3.70%       7/23/97 (3)             4,100          4,100
Delaware County PA IDA PCR VRDO CP (PECO)                                 3.75%       7/22/97 (3)             4,900          4,900
Delaware County PA IDA PUT (Resource Recovery Project)                   3.625%       12/1/97 LOC            23,000         23,000
Delaware County PA IDA Solid Waste Rev. VRDO (Kimberly-Clark Corp.)       3.90%        6/4/97                49,005         49,005
Emmaus PA General Auth. Local Govt. Rev. VRDO (Allentown City)            3.95%        6/4/97 LOC             8,000          8,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Altoona Area School Dist.)                                             3.95%        6/4/97 LOC            14,400         14,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (East Penn School Dist.)                                                3.95%        6/4/97 LOC            10,000         10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Great Valley School Dist.)                                             4.05%        6/4/97 LOC            15,000         15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Hatboro-Horsham School Dist.)                                          3.95%        6/4/97 LOC            17,900         17,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Highlands School Dist.)                                                3.95%        6/4/97 LOC            10,000         10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Lower Merion School Dist.)                                             3.95%        6/4/97 LOC            15,000         15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Owen J. Roberts School Dist.)                                          3.95%        6/4/97 LOC             7,900          7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO (Pooled Program)            3.95%        6/4/97                27,900         27,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Red Lion Area School Dist.)                                            4.05%        6/4/97 LOC             3,500          3,500
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Southern York School Dist.)                                            3.95%        6/4/97 LOC             6,500          6,500
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Southmoreland School Dist.)                                            3.95%        6/4/97 LOC             5,200          5,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (Wissahickon School Dist.)                                              3.95%        6/4/97 LOC            10,000         10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
  (West Shore School Dist.)                                               3.95%        6/4/97 LOC            10,000         10,000
Geisinger Health System Auth. of PA VRDO (Geisinger Health System)        4.05%        6/3/97                44,535         44,535
Greater Latrobe PA School Auth. Building Rev.                             4.10%        4/1/98                 1,295          1,295

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                     MATURITY                AMOUNT          VALUE*
MONEY MARKET PORTFOLIO                                                   COUPON          DATE                 (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
Lancaster PA Higher Educ. Auth. VRDO (Franklin & Marshall College)        4.00%        6/4/97              $  1,975       $  1,975
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)            3.95%        6/5/97 (1)             3,200          3,200
Montgomery County PA Higher Educ. & Health Auth. (Bryn Mawr Hosp.)       9.375%       12/1/97 (Prere.)        5,000          5,236
Montgomery County PA Higher Educ. & Health Auth.
  (St. Christopher's Hosp.)                                               8.25%       11/1/97 (Prere.)        1,000          1,038
Montgomery County PA Higher Educ. & Health Auth.
  (St. Christopher's Hosp.)                                               8.50%       11/1/97 (Prere.)        1,940          2,017
Montgomery County PA IDA PCR CP (PECO)                                    3.50%       8/18/97 LOC             7,490          7,490
Montgomery County PA IDA PCR CP (PECO)                                    3.70%       7/22/97 LOC            24,980         24,980
Montgomery County PA IDA PCR CP (PECO)                                    3.75%       8/20/97 LOC             4,360          4,360
Montgomery County PA IDA PCR CP (PECO)                                    3.85%       7/18/97 LOC             4,350          4,350
Montgomery County PA VRDO                                                 3.90%        6/4/97                 1,800          1,800
Neshaminy PA School Dist. TRAN                                            4.50%       6/30/97                 5,000          5,002
Northampton County PA IDA VRDO (Citizens Utility Co.)                     3.85%        6/4/97                 8,375          8,375
Northeastern PA Hosp. & Educ. Auth. VRDO
  (Allhealth Pooled Finance Program)                                      4.00%        6/4/97 LOC            10,000         10,000
Northeastern PA Hosp. & Educ. Auth. VRDO
  (Wyoming Valley Health Care Obligated Group)                            3.85%        6/4/97 (2)            41,800         41,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.40%       7/23/97 (1)             4,500          4,500
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.70%       7/17/97 (1)             5,300          5,300
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.70%       8/12/97 (1)             9,800          9,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.80%       8/12/97 (1)             5,000          5,000
Pennsylvania GO                                                           4.75%       6/15/97                 8,260          8,263
Pennsylvania GO                                                           5.00%        7/1/97                 3,930          3,934
Pennsylvania GO                                                           5.00%      11/15/97 (2)             9,075          9,125
Pennsylvania GO                                                           6.00%       9/15/97                 5,885          5,922
Pennsylvania GO CP                                                        3.70%       7/28/97                 6,300          6,300
Pennsylvania Higher Educ. Assistance Agency Student Loan Rev. VRDO        3.95%        6/4/97 LOC           103,100        103,100
Pennsylvania Higher Educ. Assistance Agency Student Loan Rev. VRDO        4.10%        6/5/97                20,000         20,000
Pennsylvania Higher Educ. Fac. Auth. (Bryn Mawr College)                  5.00%       12/1/97 (1)             2,155          2,168
Pennsylvania Higher Educ. Fac. Auth. PUT (Bucknell Univ.)                 4.75%        4/1/98                 2,600          2,619
Pennsylvania Higher Educ. Fac. Auth. PUT (Duquesne Univ.)                 4.75%        4/1/98                 1,200          1,208
Pennsylvania Higher Educ. Fac. Auth. PUT (St. Joseph's Univ.)             4.75%        4/1/98                 1,800          1,813
Pennsylvania Higher Educ. Fac. Auth. PUT (Thomas Jefferson Univ.)         3.90%       6/23/97                 8,000          8,000
Pennsylvania Higher Educ. Fac. Auth. VRDO (Allegheny College)             3.90%        6/4/97 LOC             3,000          3,000
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)         4.05%        6/3/97                27,900         27,900
Pennsylvania Higher Educ. Fac. Auth. VRDO
  (Univ. of Pennsylvania Health System Obligated Group)                   3.80%        6/4/97                84,700         84,700
Pennsylvania Higher Educ. Fac. Auth. VRDO RAN (Temple Univ.)              4.05%        6/3/97 LOC            40,900         40,900
Pennsylvania Intergovernmental Cooperative Auth.                          5.00%       6/15/97 (3)             7,500          7,504
Pennsylvania Intergovernmental Cooperative Auth.                          5.40%       6/15/97                 4,000          4,002
Pennsylvania State Univ. Notes                                            4.25%       3/31/98                 2,500          2,509
Pennsylvania TAN                                                          4.50%       6/30/97                65,250         65,291
Pennsylvania Univ. Funding (Temple Univ.)                                 4.75%       5/18/98                11,500         11,590
Philadelphia PA Gas Works                                                7.875%        7/1/97 (Prere.)        8,300          8,495
Philadelphia PA Gas Works                                                7.875%        7/1/97 (Prere.)        6,500          6,651
Philadelphia PA GO                                                       8.125%        8/1/97 (Prere.)        7,000          7,190
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
  (Children's Hosp. of Philadelphia)                                      7.00%        7/1/97 (Prere.)        3,175          3,183
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. PUT
  (Pennsylvania Hosp.)                                                    3.90%        7/1/97 (3)            25,000         25,000
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Children's Hosp. of Philadelphia)                                      4.05%        6/3/97 LOC            33,600         33,600
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
  (Pennsylvania Hosp.)                                                    4.00%        6/4/97 (3)            29,200         29,200
Philadelphia PA IDA VRDO (Fox Chase Institute for Cancer Research)        4.05%        6/3/97 LOC             4,300          4,300
Philadelphia PA Water & Waste Water Rev.                                  4.50%       6/15/97 (1)             5,000          5,001
Pittsburgh PA GO                                                          4.00%        9/1/97 (2)             1,000          1,001
Pittsburgh PA Public Parking Auth.                                        4.80%       12/1/97 (3)             1,800          1,809
St. Mary's Hosp. Auth. Langhorne PA VRDO (Franciscan Health System)       3.95%        6/3/97 LOC            19,230         19,230
Sayre PA Health Care Fac. Auth. VRDO
  (VHA of Pennsylvania Pooled Capital Asset Financing Program)            3.85%        6/4/97 (2)            81,370         81,370

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE         MARKET
                                                                                     MATURITY                AMOUNT         VALUE*
                                                                         COUPON          DATE                 (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
Scranton-Lackawanna PA Health & Welfare Auth. (Mercy Health)              3.85%        6/4/97             $   6,700      $   6,700
Univ. of Pittsburgh PA Higher Educ. VRDO                                  3.75%        6/5/97 LOC            34,900         34,900
York County PA IDA PCR VRDO (PECO)                                        3.95%        6/3/97 LOC            10,000         10,000
York County PA IDA PCR VRDO (Public Service Electric & Gas)               3.70%        6/4/97 (1)             5,200          5,200
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                          3.55%        6/4/97 LOC             1,400          1,400
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $1,450,769)                                                   1,450,769
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                        23,016
Liabilities                                                                                                                 (6,677)
                                                                                                                         ----------
                                                                                                                            16,339
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,467,139,559 outstanding shares of beneficial interest
(unlimited authorization--no par value)                                                                                 $1,467,108
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                    $1.00
===================================================================================================================================

*See Note A in Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AMOUNT           PER
                                                                                                              (000)         SHARE
---------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                          $1,467,139        $1.00
Undistributed Net Investment Income                                                                              --           --
Accumulated Net Realized Losses                                                                                 (31)          --
Unrealized Appreciation                                                                                          --           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $1,467,108        $1.00
=================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------------------
                                                                                    INSURED                    MONEY
                                                                                  LONG-TERM                   MARKET
                                                                                  PORTFOLIO                PORTFOLIO
                                                                                 ------------------------------------
                                                                                      SIX MONTHS ENDED MAY 31, 1997
                                                                                 ------------------------------------
                                                                                      (000)                    (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                         $46,224                  $25,398
                                                                                 ------------------------------------
       Total Income                                                                  46,224                   25,398
                                                                                 ------------------------------------
EXPENSES
   The Vanguard Group--Note B
       Investment Advisory Services                                                     120                      103
       Management and Administrative                                                  1,183                    1,040
       Marketing and Distribution                                                       188                      242
   Insurance Expense                                                                      9                       --
   Custodian Fees                                                                        14                       14
   Auditing Fees                                                                          4                        4
   Shareholders' Reports                                                                 11                        8
   Annual Meeting and Proxy Costs                                                         1                        1
   Trustees' Fees and Expenses                                                            2                        2
                                                                                 ------------------------------------
       Total Expenses                                                                 1,532                    1,414
       Expenses Paid Indirectly--Note C                                                 (14)                     (14)
                                                                                 ------------------------------------
       Net Expenses                                                                   1,518                    1,400
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                44,706                   23,998
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (Loss)
   Investment Securities Sold                                                         1,914                       12
   Futures Contracts                                                                   (162)                      --
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                     1,752                       12
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                            (23,844)                      --
   Futures Contracts                                                                   (459)                      --
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                    (24,303)                      --
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $22,155                  $24,010
=====================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------------
                                                                  INSURED LONG-TERM PORTFOLIO         MONEY MARKET PORTFOLIO
                                                               ------------------------------     ------------------------------
                                                                 SIX MONTHS              YEAR       SIX MONTHS             YEAR
                                                                      ENDED             ENDED            ENDED            ENDED
                                                               MAY 31, 1997     NOV. 30, 1996     MAY 31, 1997    NOV. 30, 1996
                                                                      (000)             (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $ 44,706          $ 86,734         $ 23,998         $ 42,630
   Realized Net Gain (Loss)                                           1,752             7,701               12                5
   Change in Unrealized Appreciation
       (Depreciation)                                               (24,303)           (3,588)              --               --
                                                               -----------------------------------------------------------------
       Net Increase in Net Assets
           Resulting from Operations                                 22,155            90,847           24,010           42,635
                                                               -----------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (44,706)          (86,734)         (23,998)         (42,630)
   Realized Capital Gain                                             (9,435)           (5,205)              --               --
                                                               -----------------------------------------------------------------
       Total Distributions                                          (54,141)          (91,939)         (23,998)         (42,630)
                                                               -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           161,440           285,730          903,243        1,497,844
   Issued in Lieu of Cash Distributions                              38,357            64,214           21,773           39,116
   Redeemed                                                        (143,787)         (266,653)        (829,302)      (1,365,267)
                                                               -----------------------------------------------------------------
       Net Increase from
           Capital Share Transactions                                56,010            83,291           95,714          171,693
---------------------------------------------------------------------------------------------------------------------------------
   Total Increase                                                    24,024            82,199           95,726          171,698
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                            1,651,237         1,569,038        1,371,382        1,199,684
                                                               -----------------------------------------------------------------
   End of Period                                                 $1,675,261        $1,651,237       $1,467,108       $1,371,382
================================================================================================================================
(1)Shares Issued (Redeemed)
   Issued                                                            14,618            25,792          903,243        1,497,844
   Issued in Lieu of Cash Distributions                               3,472             5,785           21,773           39,116
   Redeemed                                                         (13,029)          (24,107)        (829,302)      (1,365,267)
                                                               -----------------------------------------------------------------
       Net Increase in Shares Outstanding                             5,061             7,470           95,714          171,693
================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     INSURED LONG-TERM PORTFOLIO
                                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED     ------------------------------------------------------------------
THROUGHOUT EACH PERIOD                           MAY 31, 1997         1996          1995          1994          1993          1992
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $11.26       $11.28        $10.07        $11.36        $10.96        $10.47
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .300         .606          .612          .625          .631          .664
    Net Realized and Unrealized Gain (Loss)
        on Investments                                  (.146)        .017         1.210        (1.211)         .624          .520
                                                      ------------------------------------------------------------------------------
        Total from Investment Operations                 .154         .623         1.822         (.586)        1.255         1.184
                                                      ------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.300)       (.606)        (.612)        (.625)        (.631)        (.664)
    Distributions from Realized Capital Gains           (.064)       (.037)           --         (.079)        (.224)        (.030)
                                                      ------------------------------------------------------------------------------
        Total Distributions                             (.364)       (.643)        (.612)        (.704)        (.855)        (.694)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $11.05       $11.26        $11.28        $10.07        $11.36        $10.96
====================================================================================================================================

TOTAL RETURN                                            1.42%        5.77%        18.48%        -5.44%        11.90%        11.65%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $1,675       $1,651        $1,569        $1,299        $1,496        $1,130
    Ratio of Total Expenses to
        Average Net Assets                             0.19%*        0.19%         0.20%         0.20%         0.20%       0.24%**
    Ratio of Net Investment Income to
        Average Net Assets                             5.45%*        5.47%         5.63%         5.76%         5.61%         6.17%
    Portfolio Turnover Rate                              15%*          13%           12%           16%           14%           17%
------------------------------------------------------------------------------------------------------------------------------------

 *Annualized.

**Insurance expense represents 0.01%.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       MONEY MARKET PORTFOLIO
                                                                                       YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED     -----------------------------------------------------------------
THROUGHOUT EACH PERIOD                           MAY 31, 1997         1996          1995          1994          1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00        $1.00         $1.00         $1.00         $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                .017         .033          .036          .025          .024          .029
    Net Realized and Unrealized Gain (Loss)
        on Investments                                     --           --            --            --            --            --
                                                     ------------------------------------------------------------------------------
        Total from Investment Operations                 .017         .033          .036          .025          .024          .029
                                                     ------------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                (.017)       (.033)        (.036)        (.025)        (.024)        (.029)
    Distributions from Realized Capital Gains              --           --            --            --            --            --
                                                     ------------------------------------------------------------------------------
        Total Distributions                             (.017)       (.033)        (.036)        (.025)        (.024)        (.029)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00        $1.00         $1.00         $1.00         $1.00         $1.00
===================================================================================================================================

TOTAL RETURN                                            1.69%        3.36%         3.69%         2.57%         2.38%         2.96%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $1,467      $1,371        $1,200        $1,105          $935          $782
    Ratio of Total Expenses to
        Average Net Assets                             0.20%*        0.19%         0.20%         0.20%         0.20%         0.24%
    Ratio of Net Investment Income to
        Average Net Assets                             3.36%*        3.30%         3.62%         2.55%         2.35%         2.93%
    Portfolio Turnover Rate                               N/A          N/A           N/A           N/A           N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

         2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At May 31, 1997, the Fund had contributed capital aggregating $249,000 to Vanguard (included in Other Assets), representing 1.2% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, custodian fee offset arrangements reduced expenses of each Portfolio by $14,000.

D. During the six months ended May 31, 1997, the Insured Long-Term Portfolio purchased $159,193,000 of investment securities and sold $114,556,000 of investment securities, other than temporary cash investments.

E. At May 31, 1997, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $73,070,000, consisting of unrealized gains of $74,112,000 on securities that had risen in value since their purchase and $1,042,000 in unrealized losses on securities that had fallen in value since their purchase.

         At May 31, 1997, the aggregate settlement value of open futures contracts expiring in June 1997 and the related unrealized depreciation were:

-----------------------------------------------------------------------------------------------
                                                                         (000)
                                                       ----------------------------------------
                                                            AGGREGATE
                                     NUMBER OF              SETTLEMENT           UNREALIZED
PORTFOLIO/FUTURES CONTRACTS       SHORT CONTRACTS             VALUE             DEPRECIATION
-----------------------------------------------------------------------------------------------
Insured Long-Term/
   U.S. Treasury Bond                 450                     $49,514               $199
-----------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM McNABB III, Senior Vice President,
         Institutional Investor Group.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.


[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
      (CA, FL, NJ, NY, OH, PA)

[PHOTO]

Q772-5/97